Exhibit 10.37

Listing of Executive Officers who are Parties to the Form of Change in Control Severance Agreement (filed as Exhibit 10.28 to Compass Minerals International, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2007 and amendment filed as Exhibit 10.3 to Compass Minerals International, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009) and Restrictive Covenant Agreement (filed as Exhibit 10.4 to Compass Minerals International, Inc.’s Current Report on Form 8-K dated January 23, 2006).

Keith Clark

Rodney Underdown

Gerald Bucan

Ron Bryan